Exhibit 99.6

COMPUTATIONAL MATERIALS FOR TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES, SERIES 2005-10HE

ABS New Transaction

Computational Materials

$[263,580,000] (approximate)

Offered Certificates

Terwin Mortgage Trust

Asset-Backed Certificates, Series TMTS 2005-10HE

Specialized Loan Servicing, LLC

Servicer

JPMorgan Chase Bank, National Association

Servicing Administrator, Backup Servicer and Securities Administrator

U.S. Bank National Association

Trustee

May [5], 2005

COMPUTATIONAL MATERIALS FOR TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES, SERIES 2005-10HE

The attached tables and other statistical analyses (the “Computational Materials”) are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material, except to the extent provided in the following paragraph.

The information contained herein with respect to the subordination levels and class sizes of the Certificates is subject to change at any time prior to the Closing Date, which is expected to be on or about July [28], 2005. The Prospectus will describe the material characteristics of the Certificates, including class sizes and subordination levels. All such information included herein is preliminary only, subject to revision, and expressly qualified in its entirety by the information appearing in the Prospectus. The class sizes and subordination levels shown herein reflect preliminary rating agency feedback based on currently-available information. They are subject to change to account for changes in interest rates and other factors which may occur prior to the Closing Date. It is not anticipated that the other transaction characteristics disclosed in the Prospectus will differ materially from those shown herein. Please refer to the Prospectus for a description of the Certificates and the Mortgage Loans as ultimately constituted.

Notwithstanding anything else to the contrary in these Computational Materials, each addressee hereof (and each employee, representative or other agent of each addressee) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the securities described herein and all materials of any kind (including opinions or other tax analyses) that are provided to each addressee relating to such tax treatment and tax structure.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Scenario 1
Prepay	100%
Rates	fwd
CDR	0%
Severity	0%
Rev Lag	—
Trigger	0
Exc Sprd
Avg yr1	299
Avg yr2	320
Avg yr3	395
Avg yr4	404
Avg yr5	404

1	344
2	281
3	302
4	282
5	303
6	281
7	281
8	351
9	280
10	301
11	279
12	300
13	278
14	277
15	298
16	276
17	296
18	274
19	274
20	344
21	357
22	399
23	372
24	397
25	369
26	368
27	409
28	382
29	407
30	379
31	378
32	433
33	393
34	419
35	391
36	417
37	388
38	374
39	409
40	387
41	416
42	390
43	390
44	477
45	390
46	417
47	390
48	416
49	389
50	389
51	416
52	389
53	415
54	388
55	388
56	474
57	388
58	415
59	388
60	414
61	387
62	386
63	412
64	385
65	412
66	386
67	387
68	474